================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 2, 2004

                             HAEMONETICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Massachusetts                      1-10730                04-2882273
----------------------------         ----------------        -------------------
(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)

400 Wood Road Braintree, MA                                        02184
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (781) 848-7100

          ------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Section 1 - Regristrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

                  An Executive Employment agreement was entered into on December 2, 2004, effective November 1, 2004, between Ulrich Eckert and Haemonetics S.A, a Swiss company and wholly-owned subsidiary of Haemonetics Corporation. Reference is made to the Executive Employment agreement filed as Exhibit 10 hereto for a description of the terms of such agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

            (c) Exhibits

                  10: An Executive Employment agreement was entered into on December 2, 2004, effective November 1, 2004, between Ulrich Eckert and Haemonetics S.A, a Swiss company and wholly-owned subsidiary of Haemonetics Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Haemonetics Corporation

           Date: December 2, 2004         By: /s/ Ronald J. Ryan
                                              ------------------------------
                                              Ronald J. Ryan, Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Subject Matter
-----------       --------------

10 An Executive Employment agreement was entered into on December 2, 2004, effective November 1, 2004, between Ulrich Eckert and Haemonetics S.A, a Swiss company and wholly-owned subsidiary of Haemonetics Corporation.